UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2017

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54382	26-3842535
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
As we have previously reported, on October 24, 2017, KBS Strategic Opportunity REIT, Inc. (the “Company”, “we”, “our” or “us”), through 11 wholly owned subsidiaries, entered into a Portfolio Purchase and Sale Agreement and Escrow Instructions pursuant to which the Company has agreed to sell, subject to certain closing conditions, 11 of its properties to various subsidiaries of Keppel-KBS US REIT, a newly formed Singapore real estate investment trust (the “SREIT”) that is expected to be listed on the Singapore Stock Exchange (the “Singapore Transaction”). The SREIT will be externally managed by Keppel-KBS US REIT Management Pte. (the “Manager”), a joint venture between (i) an entity in which Keith D. Hall, the Company’s Chief Executive Officer and a director, and Peter McMillan III, the Company’s President and Chairman of the board of directors, will have an indirect ownership interest and (ii) Keppel Capital Holding Pte. Ltd., which is not affiliated with the Company. The SREIT is expected to pay certain purchase and sale commissions and asset management fees to the Manager in exchange for the provision of certain management services.
On November 2, 2017, KBS SOR Properties, LLC (“KBS SORP”), an indirect wholly owned subsidiary of the Company, entered into an underwriting agreement (the “Underwriting Agreement”) with respect to the initial public offering of units of the SREIT. The Underwriting Agreement was entered into with the Manager, KBS Pacific Advisors Pte. Ltd., Keppel Capital Holdings Pte. Ltd., GKP Holding LLC, Keppel Capital Investment Holdings Pte. Ltd., DBS Bank Ltd., Merrill Lynch (Singapore) Pte. Ltd., Citigroup Global Markets Singapore Pte. Ltd., and Credit Suisse (Singapore) Limited. KBS Pacific Advisors Pte. Ltd. and GKP Holding LLC are affiliated with the Manager and entities in which Keith D. Hall, the Company’s Chief Executive Officer and a director, and Peter McMillan III, the Company’s President and Chairman of the board of directors, have ownership and economic interests.
Pursuant to the Underwriting Agreement, the underwriters have agreed to procure subscriptions, or subscribe themselves, for an aggregate of 262,772,400 units in the SREIT, at a price of $0.88 per unit (the “IPO Price”), in connection with the Singapore Transaction. Other parties have agreed to subscribe for units separately, including KBS SORP, which, on October 25, 2017, entered into a subscription agreement with the Manager in which it agreed to purchase 59,713,600 units at the IPO Price (the “KBS SORP Owned Units”) in connection with the initial public offering. Pursuant to the Underwriting Agreement, KBS SORP has granted the underwriters an over-allotment option (the “Over-Allotment Option”) in which it has agreed to sell the underwriters up to 15,714,100 of the KBS SORP Owned Units at the IPO Price, for up to 30 days after the listing. Separately, KBS SORP has agreed to lend the underwriters certain of its KBS SORP Owned Units for stabilizing transactions following the listing of the SREIT pursuant to a unit lending agreement entered into on November 2, 2017 with the Manager and Merrill Lynch (Singapore) Pte. Ltd. Pursuant to lock-up letters from the Company and certain of its subsidiaries delivered to the underwriters on November 2, 2017, the Company and its subsidiaries have agreed not to sell, pledge or transfer any of its KBS SORP Owned Units (other than pursuant to the Over-Allotment Option or lending for stabilizing transactions pursuant to the unit lending agreement described above) for six months following the initial public offering, and not to sell, pledge or transfer 50% of the KBS SORP Owned Units for 12 months following the initial public offering. Pursuant to the Underwriting Agreement, the anticipated closing date of the initial public offering is November 9, 2017.
Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. The Company can offer no assurances that the Singapore Transaction or the initial public offering of the SREIT will occur on the terms described above or at all. The consummation of the Singapore Transaction and the initial public offering of the SREIT are subject to a number of conditions, including, but not limited to: the ability of the SREIT to raise sufficient capital, the obtaining of necessary government approvals in Singapore, and the negotiation of a purchase agreement and related transaction documents. These statements also depend on factors such as: future economic, competitive and market conditions and other risks identified in Part I, Item IA of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent periodic reports, as filed with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: November 6, 2017	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary